Income Taxes (Tables) - Wag Labs, Inc.	12 Months Ended
Dec. 31, 2021
Summary of reconciliation of statutory federal income tax rate to effective tax rate

	Year Ended December 31,
	2021	2020
Statutory rate	21.0%	21.0%
State tax	2.2%	5.2%
Valuation allowance	(21.9)%	(26)%
Other	(0.1)%	(0.3)%
PPP Loan Forgiveness	10.0%	0.0%
Total	11.2%	(0.1)%

Summary of significant components of deferred tax assets and liabilities

The significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	Year Ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss	$52,373	$49,499
Stock based compensation	25	25
Charitable contributions	214	196
Accrued expenses	453	288
Other	489	1,316
Total deferred tax assets	$53,554	$51,324
Deferred tax liabilities:
Fixed assets	$(20)	$(64)
Intangibles from acquisition	(731)	—
Other current assets	—	(22)
Total deferred tax liabilities	$(751)	$(86)
Valuation allowance	52,803	51,238
Net deferred tax taxes	$—	$—